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                          EXHIBIT 10.11

          The following persons have a percentage benefit multiplier under the Supplemental Executive Retirement Plan (the
"Plan") of 2.4% or 2.0%, as indicated below, in lieu of the 1.6% of final average monthly remuneration benefit multiplier described in the Plan:

               2.4%                       2.0%
           ______________              ____________

        Geoffrey B. Bloom             Gary M. Acromite
        Louis A. Dubrow               Owen S. Baxter
        Steven M. Duffy               William J.B. Brown
        V. Dean Estes                 Arthur G. Croci
        Stephen L. Gulis, Jr.         Richard C. DeBlasio
        Blake W. Krueger              John Deem
        Timothy J. O'Donovan          Ted Gedra
        Robert J. Sedrowski           Blaine C. Jungers
                                      Thomas P. Mundt
                                      James Riedy
                                      Dan L. West